UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

COMARCO, INC.

(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 599-7400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Executive Officer Resignation

On December 31, 2013, Alisha K. Charlton submitted to the Company her resignation as Vice President and Chief Accounting Officer effective as of January 24, 2013.

The Board of Directors is currently seeking a replacement for the positions of principal financial officer and principal accounting officer held by Ms. Charlton.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.

Dated: January 7, 2014	By:	/s/ ALISHA K. CHARLTON
Alisha K. Charlton
Vice President and Chief Accounting Officer